February 2007 $115 Million Senior Unsecured Term Loan Exhibit 99.3

Safe Harbor
Forward Looking Statement. This presentation contains forward-looking information, within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that is based on management’s beliefs and assumptions, current expectations, estimates and projections. Such information, including information relating to the Company’s expectations for future financial performance, is not considered historical facts and is considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions. This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause our actual performance or  achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, demand and competition for the Company’s services including SPACEWAY, and other risks or uncertainties identified and discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and
Exchange Commission and in other documents the Company filed with the Securities and Exchange Commission from time to time. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.
Preliminary Select 2006 Financial Data. The fiscal 2006 financial information included in this presentation are preliminary estimates based upon currently available information and are subject to change based upon the completion of the audit of the Company’s fiscal 2006 financial statements by the Company’s independent registered public accountants. In connection with the completion of the audit process, including the review of the Company’s purchase accounting adjustments, the Company may identify items that would require the Company to make adjustments to its preliminary financial results described in this presentation, and any changes could be material.  The Company expects to announce the final
2006 audited financial results prior to filing its Annual Report on Form 10-K, which is currently scheduled to be filed on or before March 31, 2007.
Non-GAAP Financial Measures. This presentation contains non-GAAP financial measures, such as Adjusted EBITDA. EBITDA is defined as earnings (loss) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA is used in calculating covenant compliance under
HNS’ credit agreement and indenture governing HNS’ 9½% Senior Notes due 2014.  Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain adjustments, including the net costs of SPACEWAY for the first quarter of 2005 to reflect the effects of the implementation of the
SPACEWAY services agreement with DIRECTV, Inc. as if it had occurred on January 1, 2005. EBITDA and Adjusted EBITDA are not recognized terms under GAAP. EBITDA and Adjusted EBITDA do not represent net income or cash flows from operations, as these terms are defined under
GAAP, and should not be considered as alternatives to net income as an indicator of operating performance or to cash flows as a measure of liquidity. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of cash flow available to management for discretionary use, as such measures do not consider certain cash requirements such as capital expenditures (including expenditures on VSAT operating lease hardware and capitalized software development costs), tax payments, and debt service requirements (including VSAT operating lease hardware).
EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures reported by other companies.
EBITDA and Adjusted EBITDA are presented herein because the Company uses such information in its review of the performance of management and in the performance of its business. The Company will include a reconciliation of its final 2006 Adjusted EBITDA to the most directly comparable
GAAP financial measure for the year ended December 31, 2006 in the fourth quarter and fiscal 2006 financial results press release.

Overview of The Offering
Borrower: Hughes Network Systems, LLC (the “Borrower”) and
HNS Finance Corp.
Guarantors: Same as the 9 1/2% Senior Notes due 2014
Facility: Senior Unsecured Term Loan (the “Loan”)
Principal Amount: $115 million
Maturity: April 15, 2014
Security: None
Amortization: None
Optional Redemption: NC-1 (102/101/par)
Covenants: Substantially similar to existing 9 1/2% Senior Notes
Use of Proceeds: Partially fund the purchase and/or construction of a satellite and/or general corporate purposes

Syndication Timetable
Key Dates
2007
23
16
9
2
F
28 27 26 25
24 22 21 20 19 18
17 15 14 13 12 11
10 8 7 6 5 4
3 1
S T W T M S
Closing and Funding Friday, February 23
Comments Due on Loan Documentation Wednesday, February 21
Commitments Due Friday, February 16
Lenders’ Meeting Friday, February 9
Event Date

Senior Management Representatives Pradman Kaul Chief Executive Officer Grant Barber Chief Financial Officer Matt Nord Apollo Management

Transaction Rationale
The use of proceeds are specifically targeted for one of the following initiatives:
Construct an additional SPACEWAY satellite to provide capacity for additional growth and redundancy for the current SPACEWAY
satellite
Alternatively, the Company can acquire an existing satellite
Targeted M&A opportunities to enhance service offerings

Investment Highlights
Market leading provider of highly reliable, end-to-end
communications networks
Experienced Management Team and Sponsor Backing
New and Enhanced Opportunities in Telecom Systems
Revenue Growth & Margin Expansion through SPACEWAY
Blue-chip customer base under long-term contracts
Market Leader in Growing Consumer Broadband Business
Diverse and Growing End Markets

HNS Provides High Quality End-to-End
Communications Services
VSAT
2006 Revenue:  $768 million
Telecom Systems
2006 Revenue:  $91 million
North
American
Network
Equipment &
Services
Revenue:
$282M
International
Network
Equipment &
Services
Revenue:
$194M
Consumer/
SMB
Revenue:
$292M
Mobile
Satellite/
Telematics
Revenue:
$71M
Terrestrial
Microwave
Revenue:
$20M
HNS
2006 Revenue:  $859 million
HUGH Market Cap:  $875 million (1)
(1) Based on HUGH share price of $46.45 on 02/05/2007.

Overview of a VSAT Network
VSAT Overview
Private networks for the
transmission of data, voice,
video and internet access
Ubiquitous coverage
Fixed transmission costs
Rapid and cost effective
deployment
High transmission availability
and security
Network Diagram
Provides cost effective & reliable data networks.
Ideal for geographically dispersed locations
Consumer/SMB
HNS
Teleport
Large Enterprise
Internet
Corporate
Network
Telephone
Network

HNS’ VSAT Superior to Many Terrestrial Alternatives
Global ubiquitous coverage from
single source to geographically
dispersed sites
Highly reliable product offering
Reliable components,
redundancy, and backup at
multiple stages
Secure system
Rapid and cost-efficient deployment
Able to install thousands of sites
per month in a cost-efficient
manner
Key Advantages of VSAT
Weakness Technology
Summary of Competing Technologies
Non-ubiquitous coverage
Multiple operators
Service levels vary
High cost
Slow to deploy and
resource intensive
Slow download speeds
Not “always on”
DSL/Cable Modem/
Wireless Data Service
Dial-up
MPLS/Frame
Relay/T-1

10th consecutive year of greater than 50% market share
(1) Based on cumulative terminals shipped in 2004 according to COMSYS.
(2) Based on domestic sites in service in 2004 according to COMSYS.
HNS is The Global VSAT Leader...
Global Market Share
(1)
iDirect
4%
Others
7%
HNS
55%
Gilat
23%
ViaSat
12%
North American Enterprise VSAT
Market Share
(2)
ViaSat
2%
Other
7%
Telesat
3%
Gilat
19% HNS
69%

BMW
Daimler Chrysler
General Motors. Opel
Toyota/Lexus
VW
...And the Network Provider of Choice Across
Major Industry Segments
Automotive
Best Western
Choice Hotels
Wyndham Hotels
A.G. Edwards
American General
Finance
Edward Jones
Salomon Smith
Barney
VISA
HSBC
Itau Bank
BP-Amoco
ChevronTexaco
Conoco Phillips
ExxonMobil
Hess
Pemex
Shell
A&P
Albertson’s/USSC
ASDA
AutoZone
Best Buy
Big 5
Blockbuster Video
Dollar Tree Stores
Footlocker
Jiffy Lube
Kmart
Lowe’s
Rite Aid
Sherwin Williams
Smart n Final
Tesco
TJX
Walgreens
Wal-Mart
Army Air Force Exchange
Services
California State Government
Florida Emergency
Management
GSA
Pennsylvania Emergency
Management
Texas Department of Public
Safety
UN CTBTO
International Civil Aviation
Organization
NIC India
Oil and Gas Retail
Dominos
Dunkin Donuts
Jack in the Box
McDonald’s
Pizza Hut
Taco Bell
Wendy’s
AMF Bowling
Brunswick Bowling
Gtech
Lows Cineplex
National CineMedia
Playwin
StarTV
Alliance Data
Systems
Concord
Data Network
Services
EDS
Telesat
Telstra—Australia
Korea Telecom
Telefonica—Spain
Telkom SA—(South
Africa)
Telmex—Mexico
Telkom Malaysia
Restaurants
Lodging Financial
Entertainments
and Sports
Integrators/Service
Providers
Government
Average contract duration of 3 to 5 years with strong renewal rates

Largest Satellite-Based Internet Provider to the
Consumer/SMB Market
1st to offer service beginning in 2002
Targeting 10–15 million households
and 3.5 million SMBs
Reached critical mass in 2003;
leveraging existing fixed costs
20% revenue growth over past 3
years
Average 11K gross adds per month
in 2006
Low Churn of 2.3% in 2006
Future growth and margin expansion
through launch of SPACEWAY satellite
Consumer/SMB Revenue
Consumer/SMB ARPU
$203
$247
$292
$163
328K
274K
224K
180K
0
100
200
300
400
$500
2003 2004 2005 2006
0
100
200
300
400
Revenue   Subscribers
$60
$56
$51
$58
0
20
40
60
$80
2003 2004 2005 2006

$194
$203
$189
2004   2005 2006
Strong International Presence
Strong service business
Operates shared hub service in
Europe, Brazil, and India
Develop managed network services
Significant growth opportunities
Hughes Brazil Service Company
Voice over IP in Mexico
Digital cinema in India
GSM backhaul in India
International Revenue
Africa/ME
14%
CIS
4%
Asia/China
7%
Europe
29%
Latin
America
23%
India
23%
Regional Breakdown
(1)
($ in millions)
(1) LTM September 30, 2006.

New and Enhanced Telecom Systems Offerings
Mobile Satellite
Provides satellite/terrestrial handsets
and gateways
Recent contract wins lead to strong
segment outlook
Terrestrial Microwave
Provides point-to-multipoint
equipment to international mobile
operators
Telematics opportunities
State-of-the-art telematic technology
solutions as a platform for in-car
navigation, vehicle diagnostics and
entertainment
Daimler Chrysler contract with
Hughes Telematics provides revenue
and earnings growth
Mobile Satellite Revenue Strength
Mobile Satellite Customers
($ in millions)
MSV Globalstar Inmarsat
ICO Thuraya TerreStar
Iridium  ACES
Inmarsat
Coverage:  Global
System:  GEO
Appl:  Packet Data
ICO
Coverage:  Global
System:  MEO
Appl:  Voice, Data, etc.
Thuraya
Coverage:  Asia, ME, AF
System:  GEO
Appl:  Voice, Data, Fax,
Packet Data
$70
$49
$73
2004   2005 2006

HNS Consistently Leads the Industry in
Technology and Innovation
Successful launch of HN 7000S further enhances profitability
High speed in-routes
Up to 2 Mbps
Comparable to DSL speeds
30% increase in out-route bit
rate DVB-S2
Adaptive Coding Modulation
Early renewals and extensions
from enterprise customers
Upgrades to higher price plans
in Consumer/SMB market
Key Features Results

ExxonMobil

Walgreens

RITE AID

Yum!

FedEx Express

SHERWIN WILLIAMS

SONIC America's Drive-In

JACK IN THE BOX

TELMEX

ERICSSON

ICO

MSV Mobile Satellite Ventures

الثريا

THURAYA

Significant Contract Wins in 2006 North America International Mobile Satellite G-Tech USDA Enlaces ISRO Delta Telecom Grintek Telecom Ethiopia Telecom TerreStar

Large Growing Backlog Supports Revenue Growth
($ in millions)
Large Enterprise contract term is typically 3 to 5 years
Backlog does not include the Consumer/SMB segment
$525
$551
$584
$605
0
200
400
600
$800
2003 2004 2005 2006
0
200
400
600
$800

SPACEWAY Expands Addressable Market...
Matches or exceeds current terrestrial rates
Addresses substantially larger subscriber base
Direct user-to-user network capabilities
Next Generation Satellite
10 Gbps capability (Ka Band) with
Bandwidth-on-demand
On-board processing enabling mesh
networking capabilities
Key Advantages Market Sizing ($ in billions)
$4
$26
More than 6x increase in
addressable market
Construction complete
SPACEWAY service will initiate in mid-2008
Timing

SPACEWAY
...And Provides for Significant Cost Reductions
(1) Assumes growth of 15 to 20 transponders per year for 3 years.
(2) Assumes 40% of sites convert over 3 years.
Illustrative cost savings analysis after 3 years of service ($ in millions)
Avg. annual leasing cost/transponder $1.5
Transponder capacity
New customer growth
(1)
42–50
Migration of existing customers
(2)
50
Subtotal transponder capacity 92-100
Potential annual gross savings:  $100–$150

The Most Experienced Management Team in the
Industry
Name Title With HNS In Industry
Pradman Kaul Chairman & CEO 32 Years 37 Years
Paul Gaske EVP & General Manager, 29 29
North America Division
Bahram Pourmand EVP & General Manager, 25 25
HNS International
Grant Barber EVP & CFO 1 21
Adrian Morris SVP, Head of Engineering 23 23
Dean Manson VP & General Counsel 6 11
Years of Experience
Average industry experience of 24 years

Key Strategic Initiatives
Successful launch of 7000S platform
SPACEWAY launch in January 2008
Better functionality at lower unit costs
Addition of value-added services and upselling higher price services
Supporting continued ARPU growth while reducing churn and SAC
Increase distribution capabilities
Focus on direct selling and dealership campaigns
Recent completion of hub infrastructure will  drive shift to service revenue
Shifting focus to service revenue
Service initiatives: Hughes Brazil, VoIP in Mexico and Digital cinemas/kiosks in India
Become full service communications provider
Initiated wholesale relationships with Covad, Verizon and AT&T
Recent wins include BP , CSK and Yum Brands
Provide development and manufacturing for telematics service offerings of Hughes Telematics for automotive manufacturers (e.g.,
Chrysler, Mercedes)
Results Initiative
Maintain Technology
Leadership
and Low Cost Position
Accelerated Growth in
Consumer Business
Expand International
Service Offering
Develop Managed Services
Capability (Integrated Satellite
& Terrestrial Offerings)
HNS has developed a strategy to increase revenue & profitability
Start New
Telematics Business

Financial Overview

Well Diversified and Growing Revenue Drives
Strong Cash Flow Generation
($ in millions)
Revenue Adjusted EBITDA
(1) Reflects Service mix for LTM 09/30/06.
% Service
Revenue
49%
53% 52%
(1)
Hardware
$111
$115
$122
0
25
50
75
100
125
$150
2004 2005 2006
$282
$288
$305
$194
$203
$189
$292
$247
$203
$91
$69
$93
$789
$807
$859
0
200
400
600
800
$1,000
2004 2005 2006
N.A. Services & Equipment Int’l Services & Equipment
Consumer/SMB Telecom Systems

(1) Excludes SPACEWAY investment.
Capital Expenditures are Primarily
Success-based
(1)
($ in millions)
$30
$33
$34
$22
$41
$4
$28
$38
$53
$16
$15
$14
$13
$20
$46
$52
$75
$72
0
20
40
60
80
100
120
$140
2002 2003 2004 2005 2006
VSAT/Other Lease Related   Capitalized Software
$114
Lease Related CapEx Was Zero in 2006

(1) Includes net proceeds from the Loan of $113 million.
(2) Based on HUGH share price of $46.45 on 02/05/2007.
Pro Forma Capital Structure
Cash and Marketable Securities $202 $315
(1)
Existing Revolver $0 $0 0.0%
New Floating Rate Loan 0 115 7.7
Senior Notes 450 450 30.2
Lease and Other Debt 50 50 3.4
Total Debt $500 $615 41.3%
Market Value of Equity
(2)
875 875 58.7
Total Capitalization $1,375 $1,490 100.0%
% Cap 12/31/06E
($ in millions)
Pro Forma
12/31/06E

Strong Liquidity with Meaningful Asset Coverage
and Low Leverage
HNS has a very strong credit profile
$315 million in pro forma cash and short term investments
$50 million undrawn revolver
$213 million Book Value of SPACEWAY
(1)
PF Net Debt/Adj. EBITDA 2.5 x
PF Total Debt/Adj. EBITDA 5.0
PF Adj. EBITDA/Net Interest Expense 2.6
(1)   Includes construction in progress of $193 million as of 09/30/2006 and future obligations of $20 million.

Investment Highlights
Market leading provider of highly reliable, end-to-end
communications networks
Experienced Management Team and Sponsor Backing
New and Enhanced Opportunities in Telecom Systems
Revenue Growth & Margin Expansion through SPACEWAY
Blue-chip customer base under long-term contracts
Market Leader in Growing Consumer Broadband Business
Diverse and Growing End Markets